UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Krispy Kreme, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903
Krispy Kreme, Inc.
Annual Meeting of Stockholders
Tuesday, June 17, 2025, 10:00 AM, Eastern Time
Annual Meeting to be held live via the internet—please visit www.proxydocs.com/DNUT for more details
You must register to attend the meeting online and/or participate at www.proxydocs.com/DNUT
For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting, go to www.proxydocs.com/DNUT
To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 6, 2025.
SEE REVERSE FOR FULL AGENDA
Meeting Materials: Krispy Kreme, Inc.’s (the “Company”) Annual Report for the year ended December 29, 2024 and Notice of Meeting & Proxy Statement for the 2025 Annual Meeting of Stockholders
Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 17, 2025 For Stockholders of Record as of April 21, 2025
To order paper materials, use one of the following methods.
Internet: www.investorelections.com/DNUT
Call:
1-866-648-8133
Email: paper@investorelections.com
* If requesting material by e-mail, please send a blank e-mail with the 12-digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting materials.
Your control number
Have the 12-digit control number located in the shaded box above available when you access the website and follow the instructions.
Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Krispy Kreme, Inc. Annual Meeting of Stockholders
THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR EACH DIRECTOR NOMINEE LISTED IN PROPOSAL 1, AND FOR PROPOSALS 2 AND 3
PROPOSAL
1. To elect nine Directors to hold office for a one-year term and until his or her successor shall have been elected and qualified;
1.01 Marissa Andrada
1.02 Patricia Capel
1.03 Joshua Charlesworth
1.04 David Deno
1.05 Patrick Grismer
1.06 Bernardo Hees
1.07 Gerhard Pleuhs
1.08 Easwaran Sundaram
1.09 Gordon von Bretten
2. To approve an advisory resolution regarding the Company’s executive compensation;
3. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2025; and
4. To transact such other business as may properly come before the 2025 Annual Meeting or any adjournment thereof.